Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
UBS Global Specialty Pharmaceuticals Conference
June 3, 2009 London, UK
NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.

This presentation contains forward-looking statements, within the meaning of Section
27A of the Securities Act of 1933, as amended, and Section 21E of the Securities
Exchange Act of 1934, as amended, that are based on management’s beliefs and assumptions, current expectations, estimates and forecasts. Statements that are not historical facts, including statements that are preceded by, followed by, or that include, words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate”
and other words and terms of similar meaning are forward-looking statements. West’s estimated or anticipated future results, product performance or other non-historical facts are forward-looking and reflect our current perspective on existing trends and information.
Many of the factors that will determine the Company’s future results are beyond the ability of the Company to control or predict. These statements are subject to known or unknown risks or uncertainties, and therefore, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.
You should bear this in mind as you consider forward-looking statements. A non-
exclusive list of important factors that may affect future results may be found in
West’s filings with the Securities and Exchange Commission, including our annual report on Form 10-K and our periodic reports on Form 10-Q and Form 8-K.
You should evaluate any statement in light of these important factors.
Forward Looking Statements

Who We Are
• Founded in 1923
• Global Headquarters near
 Philadelphia
• Market capitalization $1.2 billion
• World’s premier manufacturer
 of components and systems
 for injectable drug delivery
 – Closure systems and prefillable
 syringe components
 – Components for disposable
 systems
 – Devices and device sub-
 assemblies
 – Safety and administration
 systems

West’s Competitive Advantage
 • Global manufacturing footprint
 • Unmatched experience/expertise: drug - material interface
 – Global regulatory and technical support
 • Protected IP: Proprietary materials and technology
 • Regulatory barrier to entry: US NDA and ANDA filing must
 include reference to all packaging/components in contact
 with the drug
 1. West Drug Master File (DMF) 1546 is confidential
 2. West DMF includes functionality data (multi-year studies)
 3. Primary package changes require new stability/functionality studies for new filing
 • Engineering expertise in high-volume manufacturing, assembly and vision inspection

West
Delivering Innovative Solutions

NOVARTIS
MERCK
AMGEN
Genentech
IN BUSINESS FOR LIFE
gsk GlaxoSmithKline
AstraZeneca
Roche
sanofi aventis
Lilly
Pfizer
Wyeth
Medtronic
When Life Depends on Medical Technology
Bristol-Myers Squibb
BD
Johnson & Johnson
Procter & Gamble
novo nordisk
TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Baxter
B|BRAUN
Abbott Laboratories
Hospira

Diverse, Stable Customer Base

West
Delivering Innovative Solutions

$1,200
$1,000
$800
$600
$400
$200
$-
Net Sales
$120
$100
$80
$60
$40
$20
$-
Income from continuing operations
2003
2004
2005
2006
2007
2008
Sales
Income from continuing operations

Sales and Income from Continuing Operations
($ in millions)

Exubera is a registered trademark of Pfizer, Inc.
2008 Overview
• A challenging year
 – Exubera, ESA packaging, diagnostic
 component lost sales impact
 – Commodity, currency market instability
 – Global economic downturn
• Strong growth in core component sales
• Tech restructuring completed
• China plant construction underway
• Expansion programs on schedule/budget

Outlook for 2009 and Beyond
• Global pharma remains under substantial pressure
 • Global growth projected at 2.5-5% (down from 5-7%)
 • North America down 1-2%
 • Europe 0-1%
 • Emerging economies 5-7% (India, China, Brazil)
• US election and government plans for health care
• Pharmaceutical Industry changes - consolidation
 • Pfizer - Wyeth
 • Roche - Genentech
 • AstraZeneca - Medimmune
 • Lilly - Imclone
 • Merck Bioventures - Insmed
• Changing order patterns
• Delivering against customer expectations
 • Value (price in their world)
 • Quality
• How do we best position West for future growth in a dramatically changing marketplace?

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
Development
Primary Package
Administration
Our Growth Opportunities

Autoimmune Disease
Vaccines
Oncology
Diabetes
Market Dynamics Support Future Growth
• Increasing number of patients
 with chronic illnesses
• Many of these are treated with
 biologic drugs
• Biologic drugs demand ultra-
 clean delivery systems
• Point of care shift: Hospital to
 specialty clinic to home
• Safe, accurate dosing needs
 are pushing the market toward
 integrating the container/
 closure system into the delivery
 system
• Generic growth

Delivering Innovative Solutions

Number of Blockbuster Products
110
100
90
80
70
60
50
40
30
20
10
0
BIOTECH
OTHER
22
2000
2002
2004
2006
2007

Total
39
Total
106
2007’s 22 Biotech Blockbusters
Enbrel (Amgen/Wyeth)
Aranesp (Amgen)
Remicade (J&J/SP)
Rituxan (Roche)
Neulasta (Amgen)
Erypo/Procrit (J&J)
Herceptin (Roche)
Epogen (Amgen)
Avastin (Roche)
Humira (Abbott)
Lantus (Sanofi-Aventis)
Avonex (Biogen Idec)
Neorecormon (Roche)
Gardasil (Merck)
Rebif (Serono)
Neupogen (Amgen)
Novorapid (Novo Nordisk)
Erbitux (Imclone/Merck KGaA/BMS)
Lucentis (Roche/Novartis/Genentech)
Synagis (MedImmune)
Humalog (Lilly)
Betaferon (Bayer/Schering AG)
Sources: IMS 2008 Global Biotech Perspective report and Company
Estimates
West participates in all of the 2007
 Biotech Blockbuster drug products
Global Biotech Blockbusters
(Annual Sales >$1Billion)

Delivering Innovative Solutions

160
140
120
100
80
60
40
20
0
19
58
77
25
65
90
30
85
115
37
110
147
2005
2010
2020
2030
Type 1
Type 2
Total

Millions of
insulin
dependents
worldwide
Compare to
246 million
diabetics
worldwide
Year
Source: Company estimate
2005-2010 17% Increase in Projected Number
For Insulin Dependent Diabetics

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
 • Build market share in multi-
 component systems for drug
 administration
 • Expand proprietary product portfolio
 through innovation and strategic
 technology acquisitions
 • Market segmentation to generate
  organic growth
 • New product innovation
 • Lean manufacturing
 • Strategic acquisitions
 • Geographic expansion
 • Capacity build - Europe, Singapore,
  North America
 • China plastics
 • India rubber site selection

Our Growth Strategy

West FluroTec®
Components
Seal - Stopper - Vial
Daikyo Crystal Zenith® Vials
Estimated Market Size - $1.5 billion
CAGR - 4%
Source: Company estimate for vial systems only
West Spectra™ Seals
Crystal Zenith is a registered trademark of Daikyo Seiko, Ltd.
FluroTec and Crystal Zenith technologies are licensed from Daikyo Seiko, Ltd.
Primary Drug Packaging

West
Delivering Innovative Solutions

NOVAPURE

NOVAPURE

Uncoated 4432/50 V35
$50
$200
4432/50 S2 FluroTec®
Westar RS
$250
4432/50 S2 FluroTec®
Westar RS B2-40 Port Bag
$300
4432/50 S2 FluroTec®
Westar® RS B2-40
(1000 packs)
$465
4432/50 Sterile S2 W
(RU) Ready Pack
(1000 packs)
$2,900
RU Ready Pack System
(small volume sourcing only)
$3,500
$360
Core Strategy - Adding Incremental Value per Unit

Delivering Innovative Solutions

West
NOVAPURE™
Unrivaled quality...by design

West NovaPure™
• Item-specific subvisible particle specification
• Residual moisture specification for lyophilization stoppers
• Helps meet Quality by Design initiatives
• Designed to mitigate risks associated with drug packaging

China Plastics Facility

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
 • Build market share in multi-
 component systems for drug
 administration
 • Expand proprietary product portfolio
 through innovation and strategic
 technology acquisitions
 • Market segmentation to generate
  organic growth
 • New product innovation
 • Lean manufacturing
 • Strategic acquisitions
 • Geographic expansion
 • Capacity build - Europe, Singapore,
  North America
 • China plastics
 • India rubber site selection

Our Growth Strategy

Vial2Bag™
Mix2Vial®
MixJect®
NovaGuard™
Safety Needle
Device
ConfiDose®
Auto-injector
Daikyo Crystal Zenith®

Delivery Systems - Key Programs

Packaging & Delivery Systems for Large Molecules Key Driver
• Currently all large molecule drugs are delivered
 by injection
• West components are preferred and used for
 the top selling biotech therapeutics
• Used predominantly to treat chronic diseases
 – Diabetes
 – Cancer
 – Auto-immune
• Fastest growing segment of our business
• Strong profit driver

Critical Stability Issues for Biotechnology Drugs
• Aggregation
 – Silicone, tungsten, glue, mfg. processing
• Adsorption - vials and syringes
 – Impacts potency of large molecules
• Immunogenicity/Neurogenicity
• Polysorbate 20 and 80
 – Detergents used for mitigating aggregation
 – Highly unpredictable
 • Too much creates aggregation
 • Potential for peroxide creation

Higher extent of aggregation in glass compared to CZ
Daikyo Crystal Zenith
Glass
Daikyo Crystal Zenith® vs. Glass
(Demonstrated employing a model antibody in solution)

First-in-Human Containers
Bulk Containers
Inserted Needle Syringes
• Stored frozen in
 Phase 1
• Ideal cleanliness
• Low adsorption
 properties
• Ideal for auto-injectors
• No tungsten, glue or
 silicone
• Ease of handling
Daikyo Crystal Zenith® and Flurotec® are registered trademarks of Daikyo Seiko,
Ltd.
Total Life Cycle Containment
Daikyo Crystal Zenith®
• Polybutadiene
 Flurotec® liner
• Low temperature
 resistance
• Ease of handling

Drug Packaging (How it is contained)
Primary Container Solutions
Prefillable Syringe Systems
Drug Delivery (How it gets into the patient)
Administration Systems
Advanced Injection Systems
$2 billion combined markets for safety,
prefilled and autoinjectors:
 • Unit growth 6-12%, varies depending
  on segment
 • West 2008 sales: $170 million
 • 2013 OP margin: 7%
Strategic Planning Goals - Systems:
 • Projected 2013 sales of $550 million
 • Projected 2013 OP margin 20%
$1.5 billion market for components
 • Unit growth 0-8% per year depending
  on segment
 • West 2008 sales: $800 million
 • 2008 OP margin: 17.5%
Strategic Planning Goals - components:
 • Projected 2013 sales of $1.05 billion
 • Projected 2013 OP margin 20%
Five-Year Forecasted Growth Opportunity

	2009	2008
Net Sales	$242.4	$270.7
Gross Margin	28.6%	30.8%
R&D	$4.3	$5.4
SG&A	$42.9	$40.1
Operating Profit (Non-GAAP) *	$21.9	$37.8
Net Income (Non-GAAP) *	$14.1	$24.9
Diluted EPS (Non-GAAP) *	$0.42	$0.72
*2009 operating profit, net income and diluted EPS excludes a ($0.01) per share impact of Tech restructuring charges and $0.05 per share of discrete tax benefits.
*2008 operating profit, net income and diluted EPS excludes a $0.03 per share net gain on the Nektar contract settlement, a ($0.02)
per share impact of Tech restructuring charges and $0.03 per share of discrete tax benefits.
First Quarter Results
($ in millions, except per share data)

($M)	3/31/09	12/31/08	3/31/08
Cash	$62.7	$87.2	$93.6
Accounts Receivable	$137.2	$128.6	$151.9
Days Sales Outstanding (DSO)	50.9	44.8	51.1
Inventory	$120.0	$115.7	$119.3
Days Inventory Outstanding (DIO)	44.6	40.3	40.1
Asset Management

($M)	3/31/09	12/31/08
Total Debt	$387.9	$386.0
Total Equity	$488.6	$487.1
Net Debt to Total Capital	40.0%	38.0%

Capital Expenditures:
YTD Spending	$17.8
Full Year Forecast / Actual	$128.7	$131.8

Capital Management

Maintaining Our Long-term Focus
• The fundamentals are what matter
 – Superior quality and service win
 – The Global Quality Initiative is critical
• Margin improvement - lean manufacturing, OEE
• Continue investment for the future
 – Innovation
 – Capacity and emerging markets
 – IT
 – Technology & product acquisitions
 – People
• Financial
 – Operating cash flow
 – Prudent spending: discretionary SG&A and Capex
 – Maintain a strong balance sheet
 – Return on Invested Capital > Weighted average cost of capital

Injectable Container Solutions
Advanced
Injection
Systems
Prefillable Syringe
Systems
Safety and Administration
Systems
Summary
• Market leader
• Proprietary technology
• Regulatory expertise
• Customer base
• Global footprint
• Partnerships
 – Daikyo
 – Mexico
• New product pipeline
• Financial position
 – Cash flow
 – Balance sheet
• People

Each and every day,
more than 80 million
West products are used
to enhance the quality of
healthcare around the world.

Donald E. Morel, Jr., Ph.D.
Chairman and Chief Executive Officer
William J. Federici
Vice President and Chief Financial Officer
Investor Relations Contact:
Michael A. Anderson
Vice President and Treasurer
mike.anderson@westpharma.com
UBS Global Specialty Pharmaceuticals Conference
June 3, 2009 London, UK
NYSE: WST
westpharma.com
All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise.